                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Bakers Footwear Group, Inc. (the "Company"), a Missouri corporation with its principle offices at 2815 Scott Avenue, St. Louis, Missouri 63103, does hereby make, constitute and appoint PETER A. EDISON or LAWRENCE L. SPANLEY, JR., or either one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Company's Annual Report on Form 10-K, for fiscal year ended January 3, 2004, and any and all amendments thereto, and documents in connection therewith, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the ___ of March 2004.

          Signature                                              TITLE
          ---------                                              -----
     /s/ Peter A. Edison                       Chairman of the Board and Chief Executive
     -------------------                    Officer, Director (Principal Executive Officer)
      (Peter A. Edison)

/s/ Lawrence L. Spanley, Jr.   Chief Financial Officer, Vice President - Finance, Treasurer and Secretary
----------------------------        (Principal Financial Officer and Principal Accounting Officer)
 (Lawrence L. Spanley, Jr.)

     /s/ Andrew N. Baur                                        Director
     ------------------
      (Andrew N. Baur)

    /s/ Michele Bergerac                                       Director
    --------------------
     (Michele Bergerac)

    /s/ Timothy F. Finley                                      Director
    --------------------
     (Timothy F. Finley)

      /s/ Harry E. Rich                                        Director
      ------------------
       (Harry E. Rich)

    /s/ Scott C. Schnuck                                       Director
    --------------------
     (Scott C. Schnuck)